UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2021

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA 91803

Address of principal executive offices, including zip code

(626) 293-3400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 11, 2021, the Board of Directors of EMCORE Corporation (the “Company”) approved and adopted amended and restated By-Laws of the Company (the “Amended By-Laws”). The Amended By-Laws amended the By-Laws of the Company previously in effect to provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933.

The foregoing summary of the Amended By-Laws is qualified in its entirety by reference to the full text of the Amended By-Laws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	By-Laws of EMCORE Corporation, as amended through January 11, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
Dated: January 13, 2021	Name:	Tom Minichiello
	Title:	Chief Financial Officer